Exhibit 10.1

SUBSCRIPTION AGREEMENT

FMC GlobalSat Holdings, Inc.

61 Larbert Road

Southport, CT 06890

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from FMC GlobalSat Holdings, Inc., a Delaware corporation (the “Company”) the number of Units (the “Units”) set forth on the signature page hereof at a purchase price of $1.00 per Unit. Each Unit consists of (i) one share (collectively, the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”) and (ii) one-half 5-year warrant (collectively, the “Warrants”) to purchase one-half share of Common Stock at an exercise price of $2.50 per share.

2. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated November 17, 2017, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of up to one million and five hundred thousand (1,500,000) Units (the “Offering Amount”). The Company reserves the right to increase the Offering amount by up to an additional 1,000,000 Units (the “Over-subscription”) in the event that demand for the Units being offered exceeds 1,500,000 Units. The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3. Payment.

(a) The Purchaser encloses herewith a check in immediately available funds or wire transfer made payable to “Cross River Bank as escrow agent for FMC GlobalSat Holdings, Inc.” in the full amount of the purchase price of the Units subscribed for. Wire transfer instructions are set forth on page 38 of the Memorandum. Each Purchaser must also deliver two completed and executed Omnibus Signature Pages to this Subscription Agreement and the Registration Rights Agreement, in the form of Annex A to this Subscription Agreement (the “Registration Rights Agreement”).

4. Deposit of Funds. All payments made as provided in Section 3 hereof shall be held in a non-interest bearing escrow account at Cross River Bank as escrow agent (the “Escrow Agent”) and will be released to the Company upon the sale of all of the Units offered hereby and the closing of the acquisition of FMC GlobalSat, Inc..

5. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6. Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Units offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c) Neither the SEC nor any state securities commission or other regulatory authority has approved the Units or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

2

(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement;

(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k) The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends to the following effect shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws:

“THE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

3

Appropriate notations will be made in the Company’s stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Units. The Company has agreed that purchasers of the Units will have, with respect to the Units, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units or the Shares or Warrants that comprise the Units, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(m) The Purchaser is aware that it will be required to bear the financial risks of this investment for an indefinite period of time. The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, limited assets, and is engaged in a highly competitive business;

(o) The Purchaser represents that it meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein.

(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this

4

Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company and deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(s) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units;

(t) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company should not be relied upon;

5

(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

6

(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

7

(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons, affiliates and counsels from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the Closing, amend the Registration Rights Agreement if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

8

12. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Units, the Shares or the Warrants shall be made only in accordance with all applicable laws.

13. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be wholly-performed within said State.

14. Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a) Arbitration is final and binding on the parties.

(b) The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c) Pre-arbitration discovery is generally more limited and different from court proceedings.

(d) The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f) All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

15. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

9

16. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company or any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or and confidential information obtained by or given to the Company or about or belonging to third parties.

18. Miscellaneous.

(a) This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The obligation of the Purchaser hereunder is several and not joint with the obligations of any other purchasers for the purchase of the Units in the Offering (the “Other Purchasers”), and the Purchaser shall not be responsible in any way for the performance of the obligations of any Other Purchasers of the Offering. Nothing contained herein and no action taken by the Purchaser pursuant hereto shall be deemed to constitute the Purchaser and the Other Purchasers of the Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and the Other Purchasers of the Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Purchasers of the Offering to be joined as an additional party in any proceeding for such purpose. The Purchaser is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act of 1934, as amended) in negotiating and entering into this Subscription Agreement or purchasing, disposing of or voting any of the Units. The Company hereby confirms that it understands and agrees that the Purchaser is not acting as part of any such group.

(c) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares and Warrants contained in the Units.

10

(d) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(e) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(f) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(g) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(h) The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

19. Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the Units to the Purchasers pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.
The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?
Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

12

FMC GLOBALSAT HOLDINGS, INC.
OMNIBUS SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT

Purchaser hereby elects to subscribe for a total of_____________ Units at a price of $1.00 per Unit (NOTE: to be completed by the Purchaser) under the Subscription Agreement and executes the Subscription Agreement and the Registration Rights Agreement.

Date (NOTE: To be completed by the Purchaser): _____________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

Agreed to and accepted by the Company:

FMC GlobalSat Holdings, Inc.

By:
Authorized Officer

13

FMC GLOBALSAT HOLDINGS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All Individual Investors must INITIAL where appropriate):

Initial_________	I have a net worth (including homes, furnishings and automobiles, but excluding for these purposes the value of my primary residence) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _________	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _________	I am a director or executive officer of FMC GlobalSat Holdings, Inc.

For Non-Individual Investors

(All Non-Individual Investors must INITIAL where appropriate):

Initial _________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.
Initial _________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.
Initial _________	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial _________	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial _________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial _________	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _________	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.
Initial _________	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial _________	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial _________	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, or a registered investment company.

14

Annex A

Registration Rights Agreement

(attached)

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of November ____, 2017 (the “Effective Date”) between FMC GlobalSat Holdings, Inc., a Delaware corporation (the “Company”), and the persons who have executed the signature page(s) hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

WHEREAS, the Company proposes to raise up to $1,500,000 (the “Offering”) from the sale of units (the “Units”) at a price of $1.00 per Unit (the “Purchase Price”), subject to an additional 1,000,000 Unit over-subscription option, pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D (“Regulation D”) promulgated thereunder. Each Unit consists of (i) one share (collectively, the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”) and (ii) one-half 5-year warrant (collectively, the “Warrants”) to purchase one-half share of Common Stock at an exercise price of $2.50 per share; and

WHEREAS, in connection with the Offering, the Company agrees to provide certain registration rights related to the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), on the terms set forth herein; and

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.  Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 4(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

A-1

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Effective Date” has the meaning given it in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Holder” means each Purchaser or any of such Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Majority Holders” means at any time Holders representing a majority of the Registrable Securities.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

A-2

“Piggyback Registration” means, in any registration of Common Stock as set forth in Section 3(b), the ability of holders of Registrable Securities to include Registrable Securities in such registration.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Shares and the Warrant Shares but excluding (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (iii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

“Registration Default Date” means the date that is 135 days after the date the Registration Statement is actually filed with the Commission.

“Registration Filing Date” means the date that is 120 days after date of the final closing of the Offering.

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means (a) if the Common Stock is listed or quoted on an Approved Market, then any day during which securities are generally eligible for trading on the Approved Market, or (b) if the Common Stock is not then listed or quoted and traded on an Approved Market, then any business day.

“Warrants” has the meaning given it in the recitals of this Agreement.

 2. Term. This Agreement shall continue in full force and effect for a period of one year from the SEC Effective Date, unless terminated sooner hereunder.

A-3

3.  Registration.

(a)  Registration on Form S-1. Not later than the Registration Filing Date, the Company shall file with the Commission a Registration Statement on Form S-1, or other applicable form, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use its commercially reasonably efforts to cause such Registration Statement to be declared effective prior to the Registration Default Date.

(b)  Piggyback Registration. In addition to the Company agreement pursuant to Section 3(a) above, if the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include as a Piggyback Registration all of the Registrable Securities specified in a written request delivered by the Holder thereof within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(c)  Underwriting. If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Holders of the Registrable Securities eligible for inclusion in such Registration Statement pursuant to Sections 3(b). In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell any of their Registrable Securities through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Holders as follows:

(i)  If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

A-4

(ii)  If the Piggyback Registration was initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by delivering a written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

(d)  (i) if the Commission does not declare the Registration Statement effective on or before the Registration Default Date, or (ii) if the Commission allows the Registration Statement to be declared effective at any time before or after the Registration Default Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (i) or (ii) is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that in the case of (ii) the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder, and, in the case of (i) or (ii), and that a Holder shall not be entitled to any liquidated damages with respect to the Registrable Securities not registered for the reason set forth in (i), or so reduced on a pro rata basis as set forth in (ii). In any such pro reduction, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by the Registrable Securities represented by the Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders on a fully diluted basis), and second by Registrable Securities represented by the Shares (applied, in the case that some of the Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders). In addition, any such affected Holder shall be entitled to Piggyback Registration rights after the Registration Statement is declared effective by the Commission until such time as: (AA) all Registrable Securities have been registered pursuant to an effective Registration Statement, (BB) the Registrable Securities may be resold without restriction pursuant to Rule 144 of the Securities Act, or (CC) the Holder agrees to be named as an underwriter in any such registration statement. The Holders acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement.

A-5

4.  Registration Procedures for Registrable Securities. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a)  prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and shall remain effective for a period of one year or for such shorter period ending on the earlier to occur of (i) the date as of which all of the Holders as selling stockholders thereunder may sell all of the Registrable Securities registered for resale thereon without restriction pursuant to Rule 144 (or any successor rule thereto) promulgated under the Securities Act or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (the “Effectiveness Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b)  if the Registration Statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)  prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d)  furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)  use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

A-6

(f)  notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)  comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h)  as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)  use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the OTC Bulletin Board, OTCQB or such other Approved Market on which securities of the same class or series issued by the Company are then listed or traded;

(j)  provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(k)  If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(l)  during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M of the Exchange Act; and

A-7

(m)  take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.  Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.  Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7.  Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that any Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.  Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in this Agreement. A form of Selling Stockholder Questionnaire is attached as Exhibit A hereto for such purposes.

A-8

9.  Indemnification.

(a)  In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with this Agreement; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 9(a) shall in no event exceed the net proceeds from the Offering, as applicable, received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)  As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 4(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 4(f). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

A-9

(c)  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)  If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and 9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

A-10

(e)  If the indemnification provided for in Section 9(a) or 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)  Other Indemnification. Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.  Rule 144. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the Commission permitting the selling of any such Registrable Securities without registration and (iv) undertake any additional actions commercially reasonably necessary to maintain the availability of the use of Rule 144.

11.  Corporate Existence. After the date of this Agreement and prior to the effectiveness of the Registration Statement,, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split, consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, an “Organizational Change”), unless, prior to the consummation of an Organizational Change, the Company obtains the written consent of the Majority Holders.

A-11

12.  Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13.  Other Registration Rights. After the date of this Agreement and prior to the effectiveness of the Registration Statement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior or equal to those granted to the Holders hereunder.

14.  Miscellaneous.

(a)  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.

(b)  Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c)  Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto.

(d)  No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f) Notices, etc. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement or as otherwise provided herein.

A-12

(g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(h)  Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Subscription Agreement in connection with the Offering. Accordingly, it is hereby agreed that the execution by the Purchaser of the Subscription Agreement, in the place set forth therein, shall constitute agreement to be bound by the terms and conditions thereof and the terms and conditions of this Agreement, with the same effect as if each of such separate but related agreement were separately signed.

(i)  Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)  Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

[SIGNATURE PAGES FOLLOW]

A-13

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:
FMC GlobalSat Holdings, Inc.

By:
Name:	Sean Martin
Title:	Chief Executive Officer

THE PURCHASER’S SIGNATURE TO THE SUBSCRIPTION AGREEMENT DATED OF EVEN DATE HEREWITH SHALL CONSTITUTE THE PURCHASER’S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.

A-14

Exhibit A

FMC GLOBALSAT HOLDINGS, INC.

SELLING STOCKHOLDERS’ QUESTIONNAIRE

The following information is requested from you in connection with the preparation and filing by FMC GlobalSat Holdings, Inc. (the “Company”) of a Registration Statement on Form S-1 or other appropriate form (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering the sale of shares of the Company’s common stock, including shares of common stock underlying Warrants (the “Registrable Securities”) by certain stockholders of the Company.

We would appreciate your answering all of the questions included in this questionnaire, even though your answers may be in the negative, so that the Company will have a record of your responses for use in connection with the preparation of the Registration Statement. It is requested that you give careful attention to each question and that you complete this questionnaire personally.

In order to assist you in completing this questionnaire, certain terms used herein are defined in the appendix which is attached to this questionnaire. Each of such defined terms has been bolded and italicized for identification. The term “person,” as used in this questionnaire, means any natural person, company, government or political subdivision, agency or instrumentality of a government.

After you have completed the following questionnaire, please send the completed questionnaire to the Company by overnight courier as soon as possible to the attention of Sean Martin, CEO.

*********************

General Information

1.	Please provide your full name and address or the full name and address of the entity on whose behalf you are completing this questionnaire. The address may be a business, mailing or residence address.

Name:

Address:

2.	Name the Control Person of your organization:

3.	(a) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐  Yes.

☐  No.

A-15

(b)   If your response to Item 3(a) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐  Yes.

☐  No.

For the purposes of this Item 3(b), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(c)  Full legal name of person through which you hold the Registrable Securities—(i.e. name of your broker, if applicable, through which your Registered Securities are held):

Name of broker:

Contact person:

Telephone No.:

Securities Holdings

Please fill in all blanks in the following questions related to your beneficial ownership of the Company’s common stock. Generally, the term “beneficial ownership” refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities. For example, securities held in “street name” over which you exercise voting or investment power would be considered beneficially owned by you. Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your immediate family is a beneficiary. Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.

If you have any reason to believe that any interest in securities of the Company which you may have, however remote, is a beneficial interest, please describe such interest. For purposes of responding to this questionnaire, it is preferable to err on the side of inclusion rather than exclusion. Where the SEC’s interpretation of beneficial ownership would require disclosure of your interest or possible interest in certain securities of the Company, and you believe that you do not actually possess the attributes of beneficial ownership, an appropriate response is to disclose the interest and at the same time disclaim beneficial ownership of the securities.

Please indicate the amount of common stock of the Company or any of its subsidiaries which you beneficially owned as of the date hereof.

A-16

For each holding:

●	State the nature of the holding (i.e., held in your own name, jointly, as a trustee or beneficiary of a trust, as a custodian, as an executor, in discretionary accounts, by your spouse or minor children, by a partnership of which you are a partner, etc.), and

●	State whether you are the beneficial owner by reason of (i) sole voting power, (ii) shared voting power, (iii) sole investment power, (iv) shared investment power, (v) the right to acquire stock within 60 days of the end of the calendar year, and/or (vi) the right to acquire stock with the purpose of changing or influencing control.

●	Indicate in the Remarks column whether you have sole or shared voting or investment power with respect to any such securities, and in what capacity (i.e., individual, general partner, trustee) you have such power or powers.

●	If you wish to disclaim beneficial ownership of any shares listed, so indicate by writing the word “Disclaim” in the Remarks column below; you understand that such shares will be shown separately from your beneficial holdings and an appropriate disclaimer set forth.

●	If any of the shares listed are subject to any claim, encumbrance, pledge or lien, so indicate in the Remarks column.

1.	Your Interest in the Registrable Securities.

(a)  State the number of such Registrable Securities beneficially owned by you.

(b)   Other than as set forth in your response to Item 1(a) above, do you beneficially own any other securities of the Company?

☐ Yes.

☐ No.

(c)  If your answer to Item 1(b) above is yes, state the type, the aggregate amount and CUSIP No. (if applicable) of such other securities of the Company beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

A-17

(d)  Did you acquire the securities listed in Item 1(a) above in the ordinary course of business?

☐ Yes.

☐ No.

(e) At the time of your purchase of the securities listed in Item 1(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐ Yes.

☐ No.

(f)  If your response to Item 1(e) above is yes, please describe such agreements or understandings:

2.	Nature of Your Beneficial Ownership.

(a) Does someone other than yourself have Control over the securities listed in Item 1(a) above?

☐ Yes.

☐ No.

(b)  If your response to Item 2(a) above is yes, name your controlling shareholder(s) or other person who has the ability to exercise control over you (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(A)(i)	Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of shareholder:;

A-18

(B)(i)	Full legal name of Controlling Entity(ies):

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of shareholder:;

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

3.	5% Stockholders

To the best of my knowledge, all persons (including myself and my associates and including corporations, partnerships, trusts, associations and other such groups) who beneficially own more than 5% of any class of the Company’s stock are described below:

Name of	Class of Shares	Holder of
Beneficial	Beneficially	Voting or
Owner	Owned	Investment Power

A-19

4.	No Adverse Interest

All interests I or my associates have or will have that are adverse to the Company interests in any pending or contemplated legal proceeding or government investigation to which the Company is or will be a party (or to which its property may be subject) are described below:

5.	Voting Arrangement

All voting trusts or similar agreements or arrangements of which I have knowledge under which more than 5% of the Company’s outstanding common stock, on an as converted basis, is held or to be held are described below:

Names and Addresses of Voting Trustees	Voting Rights and Other Powers Under Trust, Agreement or Arrangement

6.	Change in Control

All arrangements of which I have knowledge, including any pledge by any person of securities of the Company, the operations of which may at a subsequent date result in a change in control of the Company, are described below:

A-20

Transactions With The Company

1.  Information regarding all material interests of yours or your associates in any actual or proposed transaction during the last three fiscal years to which the Company was or is to be a party and that are identified under “Securities Holdings” above) is provided below. Further, no such transaction need be described if:

(a)  the amount involved (including all periodic installments in the case of any lease or other agreement provided for periodic payments or installments and including the value of all transactions In a series of similar transactions) does not exceed $60,000;

(b)  the rates or charges involved in the transaction are fixed by law or governmental authority or determined by competitive bids;

(c)  the services involved are as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or other similar service;

(d)  my interest arises solely from my ownership of securities of the Company and I received no extra or special benefit not shared on a pro rata basis by all other holders of securities in the same class;

(e)  my interest in the corporation that is a party to the transaction is solely as a director; or

(f)  my interest arose solely as an officer and/or director of the Company (e.g., my compensation arrangement with the Company).

Description:

Affiliation With Accountants Or Attorneys

Described below is any interest, affiliation or connection you have with any law firm or accounting firm that has been retained by the Company during the last three fiscal years or is proposed to be retained by the Company:

A-21

Contracts With The Company

Described below are all contracts with the Company or in which the Company has a beneficial interest, or to which the Company has succeeded by assumption or assignment, to which you or any of your associates is a party, which are to be performed in whole or in part at or after the date of the proposed filing of the Registration Statement, or which were made not more than two years prior thereto:

A-22

FINRA-Related Questions

1.  Are you (i) a “member” of the Financial Industries Regulatory Authority, Inc. (“FINRA”), (ii) an “affiliate” of a member of the FINRA, (iii) a “person associated with a member” or “associated person of a member” of the FINRA or (iv) associated with an “underwriter or related person” with respect to the proposed public offering of the Company’s securities?

Yes ☐       No  ☐

For the sole purpose of this Question: (i) the FINRA defines a “member” as being either any broker or dealer admitted to membership in the FINRA or any officer or partner of such a member or the executive representative of such member or the substitute for such representative; (ii) the term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with the person specified. Persons who have acted or are acting on behalf or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives; (iii) the FINRA defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the FINRA; and (iv) the term “underwriter or related person” includes, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisers, finders, members of the selling or distribution group, and any and all other persons associated with or related to any such persons.

If yes, kindly describe such relationship (whether direct or indirect) and please respond to Questions (2) and (3) below; if no, please proceed to Question (4).

2.  Please set forth information as to all purchases and acquisitions (including contracts for purchase or acquisition) of securities of the Company by you, regardless of the time acquired or the source from which derived:

Seller or	Amount and	Price or Other
Prospective Seller	Nature of Securities	Consideration	Date

3.  In connection with your direct or indirect affiliation or association with a “member” of the FINRA as set forth above in Question (1), please furnish the identity of such FINRA member and any information, if known, as to whether such FINRA member intends to participate in any capacity in this proposed initial public offering, including the details of such participation:

4.  Please describe any underwriting compensation and arrangement or any dealings known to you between any “underwriter or related person”, “member” of the FINRA, “affiliate” of a member of the FINRA, “person associated with a member”, or “associated person of a member” of the FINRA on the one hand and the Company or controlling shareholder thereof on the other hand, other than information relating to the proposed initial public offering of the Company:

5.  Please set out below any information, if known, as to whether any “member” of the FINRA, any “underwriter or related person”, “affiliate” or a member of the FINRA, “person associated with a member” or “associated person of a member” of the FINRA may receive any portion of the net offering:

For subscribers answering “Yes” to Item 1 above:

The undersigned FINRA member form acknowledges receipt of the notice required by Article

3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:		Date:
Authorized Officer

A-23

The undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Holder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.

I understand that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing the Registration Statement. I will notify you and the Company of any misstatement of a material fact in the Registration Statement or any amendment thereto, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the Registration Statement or any such amendment has been provided to me.

I confirm that the foregoing statements are correct, to the best of my knowledge and belief.

Dated: _____________________.

Very truly yours,

(Signature)

(Typed or Printed Name)

A-24

DEFINITIONS

The term “arrangement” means any plan, contract, authorization or understanding whether or not set forth in a formal document.

The term “associate” as used throughout this questionnaire, means (a) any corporation or organization (other than the Company) of which I am an officer, director or partner or of which I am, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (b) any trust or other estate in which I have a substantial beneficial interest or as to which I serve as trustee or in a similar capacity, (c) my spouse, (d) any relative of my spouse or any relative of mine who has the same home as me or who is a director or officer or key executive of the Company, (e) any partner, syndicate member or person with whom I have agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company’s securities.

The term “beneficially owned” when used in connection with the ownership of securities, means (a) any interest in a security which entitles me to any of the rights or benefits of ownership even though I may not be the owner of record or (b) securities owned by me directly or indirectly, including those held by me for my own benefit (regardless of how registered) and securities held by others for my benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which I have an interest as legatee or beneficiary, securities owned by a partnership of which I am a partner, securities held by a personal holding company of which I am a stockholder, etc., and securities held in the name of my spouse, minor children and any relative (sharing the same home). A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)  voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)  investment power which includes the power to dispose, or to direct the disposition, of such security.

The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

The term “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

The term “material,” when used in this questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonably to be informed before purchasing the Common Stock of the Company.

A-25